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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2015

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 W. President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-14)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01 Other Events

On December 21, 2015, the Company received service of a Complaint filed that had been filed but not served on June 22, 2015, in the Ada County District Court, State of Idaho, styled Idaho State Gold Co. II, LLC, an Idaho limited liability company; and, Owyhee Gold Territory, LLC, an Idaho limited liability company v. Thunder Mountain Gold, Inc. a Nevada corporation, et al., Case No. CV OC 1510506 (the “Lawsuit”).  The Complaint also names as defendants South Mountain Mines, Inc. and Thunder Mountain Resources, both of which are Nevada corporations, wholly-owned by THMG.  The Lawsuit alleges that the Company’s subsidiary has wrongly failed to issue ownership units in Owyhee Gold Territory, LLC, in connection with the operation and management of the Owyhee Gold Territory LLC (previously referred to as Owyhee Gold Trust, LLC (hereinafter “OGT LLC”) and the South Mountain Project.  In fact, as described below in greater detail, the Company believes that Idaho Gold Company II, LLC (“ISGC II”) failed to make its Initial Contribution described by the relevant Agreement; and, in any case, ISGC II has not provided accounting consistent with generally accepted accounting practices nor an independent audit required for issuance of ownership units and that significant damages are payable by ISGC II to the Company.

Initial advice of counsel was that the December 21, 2015 service of Complaint failed to provide adequate service of process, but subsequent advice received on December 31, 2015, by said same counsel, was that service may be adequate.  Consequently, a decision by the Company to acknowledge the Service was made so that the Company can put this matter behind it as quickly as possible.  The Company is confident of a positive legal outcome for the Company in Idaho Court.

Additional detail and counterclaims will be reported when the Company answers the Lawsuit, not later than January 11, 2016.  The Company believes that the allegations and claims in the Complaint are without merit and will aggressively and vigorously defend against this lawsuit.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

Eric T. Jones

President, Director and Chief Executive Officer

Date:  December 31, 2015

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